Exhibit 10.3
June 18, 2004

EMPLOYEE STOCK INCENTIVE PLAN

          1.     Purpose. The purpose of the Graco Inc. Employee Stock Incentive Plan (the “Plan”) is to promote the best interests of Graco Inc. (the “Company”) and its shareholders by providing employees of the Company and its subsidiaries the opportunity to acquire a proprietary interest in the Company and thus develop a strong incentive to put forth their best efforts and support changes to further the growth in earnings and market appreciation of the Company. The Company intends that the Plan will thereby facilitate securing, retaining and motivating employees of high caliber.

          2.     Administration. (a) The Plan shall be administered by a committee (the “Committee”) selected by the Board of Directors of the Company (the “Board”) and consisting of members of the Board. The Committee shall have full and final authority, in its discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of award to be made and the amount, size, terms and conditions of each such award; to determine and establish additional terms and conditions not inconsistent with the Plan and any agreements entered into with participants in connection with the Plan or any stock option award document issued pursuant to the Plan; to determine the time when awards will be granted and when rights may be exercised, which may be after termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan.

          (b)     The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

          (c)     The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of making the determinations set forth in subparagraph (a) above and elsewhere in the Plan. The Chief Executive Officer may, in turn, delegate such authority to such other executive officer of the Company as the Chief Executive Officer may determine.

          3.     Participants. Persons eligible to participate in the Plan shall be those employees of the Company or its subsidiaries who are not officers of the Company, as officer is defined in Section 16 of the Securities Exchange Act of 1934 and the rules thereunder. Such officers shall not be eligible to receive awards under the Plan. For the purpose of all awards made under the Plan, the term “subsidiary” shall have the meaning given to it by Rule 405 promulgated under the Securities Act of 1933, as amended. References to “the Company” in this Plan or in any option or other award granted pursuant to the Plan shall be deemed to include a reference to subsidiaries if appropriate.

          4.     Awards under the Plan. Awards by the Committee under the Plan shall be in the form of stock options which do not qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

          5.     Shares Subject to the Plan. The shares that may be issued under the Plan shall not exceed in the aggregate 3,375,000 common shares, $1.00 par value, of the Company. Except as otherwise provided herein, any shares subject to an option which for any reason expires or terminates without issuance or final vesting of such shares shall again be available under the Plan. No fractional shares shall be issued under the Plan.

          6.     Stock Options. Stock options shall be evidenced by a stock option award document in such form not inconsistent with the Plan as the Committee shall approve from time to time, which document shall contain in substance the following terms and conditions.

                   6.1.     Option Price. The purchase price per common share deliverable upon the exercise of an option shall not be less than 100% of the fair market value of the stock on the day the option is granted, as determined by the Committee.

                   6.2.     Exercise of Option. Each stock option document shall state the period or periods of time within which the option may be exercised by the participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the option period shall not end later than ten years after the date of the grant of the option.

                   6.3.     Payment of Shares. A person holding an option (“optionee”) awarded under the plan shall notify the Company in writing when the person wishes to exercise the option and designate the number of shares the person wishes to exercise. The full purchase price of such shares shall be tendered with such notice of exercise or, at the discretion of the Committee, pursuant to any arrangements satisfactory to the Committee which provide that the Company will be paid at the time the shares are delivered to the optionee or his or her designee. Payment shall be made either in cash (including check, bank draft or money order) or, at the discretion of the Committee, (i) by delivering the Company’s common shares already owned by the optionee having a fair market value equal to the full purchase price of the shares, or (ii) by a reduction in the number of shares delivered upon exercise of the option (iii) a combination of cash and such shares (in each case such shares having an aggregate fair market value on the date of exercise equal to the amount of the purchase price being paid through such delivery or reduction of shares).

          7.     Fair Market Value. The fair market value of a share of the Company’s common stock is the last sale price reported on the composite tape by the New York Stock Exchange on the business day immediately preceding the date as of which fair market value is being determined or, if there were no sales of shares of the Company’s common stock reported on the composite tape on such day, on the most recently preceding day on which there were sales, or if the shares of the Company’s stock are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Committee to be the fair market value of a share on such day.

          8.     General Restrictions. Each award under the Plan shall be subject to the requirement that if, at anytime the Committee shall determine that (a) the listing, registration or qualification of the common shares subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an award with respect to the disposition of common shares, is necessary or desirable in connection with the granting of such award or the issue or purchase of common shares thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall, as a condition of receiving any award under the Plan, execute any documents, make any representations, comply with restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company is required by any applicable law, ruling or regulation.

          9.     Rights of a Shareholder. The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until either (i) an entry reflecting the issuance of the common shares to the recipient is made on the books of the Company (or its transfer agent), or (ii) a certificate or certificates representing the common shares is delivered to the recipient.

          10.    Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan, or in any stock option award document, shall confer upon any participant the right to continue in the employment of the Company or its subsidiaries, or affect any right which the Company or such subsidiaries may have to terminate the employment of the participant.

          11.    Withholding.

                   11.1.    Payment of Withholding Taxes. Whenever the Company proposes or is required to issue or transfer common shares under the Plan, the Company shall have the right to require the recipient to remit to the Company, or provide indemnification satisfactory to the Company for, an amount sufficient to satisfy any federal, state or local withholding tax requirements before an entry is made in the books of the Company (or its transfer agent) reflecting the issuance of the common shares or any certificate or certificates representing such shares is delivered to the recipient.

                   11.2.    Use of Common Shares to Satisfy Tax Obligation. In order to assist an optionee or grantee in paying all federal, state and local taxes to be withheld or collected upon exercise of an option, the Committee in its sole discretion and subject to such rules as it may adopt, may permit the optionee or grantee to satisfy such tax obligation, in whole or in part, by (i) electing to have the Company withhold common shares otherwise to be delivered with a fair market value equal to the amount of such tax obligation, or (ii) electing to surrender to the Company previously owned common shares with a fair market value equal to the amount of such tax obligation. The election must be made on or before the date that the amount of tax to be withheld is determined.

          12.    Non-Assignability. No award under the Plan shall be assignable or transferable by the participant except by will or by laws of descent and distribution. During the life of a participant, such award shall be exercisable only by the participant or by the participant’s guardian or legal representative.

          13.    Non-Uniform Determinations. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of awards and the stock option award documents evidencing the awards, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan whether or not such persons are similarly situated.

          14.    Dissolution, Liquidation, Merger. In the event of (a) the proposed dissolution or liquidation of the Company, (b) a proposed sale of substantially all of the assets of the Company, or (c) a proposed merger, consolidation of the Company with or into any other entity, regardless of whether the Company is the surviving corporation, or a proposed statutory share exchange with any other entity (the actual effective date of the dissolution, liquidation, sale, merger, consolidation or exchange being herein called an “Event”), the Committee may, but shall not be obligated to, either (i) if the Event is a merger, consolidation or statutory share exchange, make appropriate provision for the protection of outstanding options granted under this Plan by the substitution, in lieu of such options, of options to purchase appropriate voting common stock (the “Survivor’s Stock”) of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor’s Stock which has a Fair Market Value as of the effective date of such merger, consolidation or statutory share exchange equal to the product of (x) the excess of (A) the Event Proceeds per Share (as hereinafter defined) covered by the option as of such effective date over (B) the exercise price per Share of the Shares subject to such option, times (y) the number of Shares covered by such option, or (ii) declare, at least twenty days prior to the Event, and provide written notice to each optionee of the declaration, that each outstanding option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event). In connection with any declaration pursuant to clause (ii) of the preceding sentence, the Committee may, but shall not be obligated to, cause payment to be made, within twenty days after the Event, in exchange for each cancelled option to each holder of an option that is cancelled, of cash equal to the amount (if any), for each Share covered by the canceled option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by such option. At the time of any declaration pursuant to clause (ii) of the first sentence of this paragraph 14, each option that has not previously expired or been cancelled pursuant to any stock option award document issued shall immediately become exercisable in full and each holder of an option shall have the right, during the period preceding the time of cancellation of the option, to exercise his or her option as to all or any part of the Shares covered thereby. In the event of a declaration pursuant to clause (ii) of the first sentence of this paragraph 14, each outstanding option granted pursuant to this Plan that shall not have been exercised prior to the Event shall be canceled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this Paragraph 14. Notwithstanding the foregoing, no person holding an option shall be entitled to the payment provided in this paragraph 14 if such option shall have expired or been cancelled pursuant to any stock option award document issued to this Plan. For purposes of this paragraph 14, “Event Proceeds per Share” shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Event.

           15.   Adjustments in Shares. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan and, in order to prevent dilution or enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

           16.   Miscellaneous

                   16.1.    Adoption. This Plan was originally adopted in February 1999 as the Graco Inc. Employee Stock Incentive Plan.

                   16.2   Amendment. The Board may amend, suspend, or terminate the Plan at any time.

                   16.3.    Termination. Unless the Plan shall have been discontinued at an earlier date, the Plan shall terminate on February 28, 2009. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any award theretofore granted.